UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 20, 2007

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Internap Network Services Corporation (the “Company”) is amending its Form 8-K filed on February 26, 2007, to include the Financial Statements and Pro Forma Financial Information of VitalStream Holdings, Inc. (“VitalStream”), which the Company acquired on February 20, 2007. None of the disclosure included in the Form 8-K filed on February 26, 2007 is being altered or changed as a result of this amended filing.

Item 9.01. Financial Statements and Exhibits.

The following financial statements and pro forma financial information are field as part of this Current Report on Form 8-K/A:

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of VitalStream and subsidiaries as of December 31, 2006, and 2005, and the related cosolidated statements of operations, shareholders equity, and cash flows for the years ended Decemeber 31, 2006, 2005 and 2004 are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company and VitalStream is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006;

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006;

Notes to Unaudited Pro Forma Condensed Combined Financial Statements;

VitalStream Unaudited Pro Forma Condensed Combined Statement of Operations; and

Notes to VitalStream Unaudited Pro Forma Condensed Combined Statement of Operations.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Rose, Snyder & Jacobs.

99.1	The audited consolidated balance sheets of VitalStream and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of operations, shareholders' equity, and cash flows for the years ended Decemeber 31, 2006, 2005 and 2004.

99.2
The following unaudited pro forma financial information:

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006;

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006;

Notes to Unaudited Pro Forma Condensed Combined Financial Statements;

VitalStream Unaudited Pro Forma Condensed Combined Statement of Operations; and

Notes to VitalStream Unaudited Pro Forma Condensed Combined Statement of Operations.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: May 8, 2007
	By:	/s/ David A. Buckel
David A. Buckel, Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Rose, Snyder & Jacobs.

99.1	The audited consolidated balance sheets of VitalStream and subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of operations, shareholders' equity, and cash flows for the years ended Decemeber 31, 2006, 2005 and 2004.

99.2
The following unaudited pro forma financial information:

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006;

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006;

Notes to Unaudited Pro Forma Condensed Combined Financial Statements;

VitalStream Unaudited Pro Forma Condensed Combined Statement of Operations; and

Notes to Unaudited Pro Forma Condensed Combined Financial Statements;

VitalStream Unaudited Pro Forma Condensed Combined Statement of Operations; and

Notes to VitalStream Unaudited Pro Forma Condensed Combined Statement of Operations.